Supplement dated June 14, 2024
to the Prospectus, Summary Prospectus, and Statement of Additional Information (SAI)

(each as supplemented, as applicable) of the following fund:
Fund	Prospectus and Summary Prospectus Dated	SAI Dated
Columbia Funds Series Trust I
Columbia Multi Strategy Alternatives Fund	10/1/2023	6/1/2024
Effective immediately, the following changes are hereby made to the Fund's Prospectus, Summary Prospectus, and Statement of Additional Information (SAI).
The portfolio manager information for AQR Capital Management, LLC (AQR) under the caption "Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: AQR Capital Management, LLC (AQR)
Portfolio Management	Title	Role with Fund	Managed Fund or Sleeve Since
Clifford Asness, Ph.D.	Portfolio Manager, Managing and Founding Principal of AQR	AQR Sleeve Manager	January 2024
Jordan Brooks, Ph.D.	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2019
Jonathan Fader	Portfolio Manager and Managing Director of AQR	AQR Sleeve Manager	2021
John Liew, Ph.D.	Portfolio Manager and Founding Principal of AQR	AQR Sleeve Manager	January 2024
John Huss	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	May 2024
The rest of the section remains the same.
The portfolio manager information for AQR under the caption "Primary Service Provider Contracts - Portfolio Managers” in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: AQR Capital Management, LLC (AQR)
Portfolio Management	Title	Role with Fund	Managed Fund or Sleeve Since
Clifford Asness, Ph.D.	Portfolio Manager, Managing and Founding Principal of AQR	AQR Sleeve Manager	January 2024
Jordan Brooks, Ph.D.	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	2019
Jonathan Fader	Portfolio Manager and Managing Director of AQR	AQR Sleeve Manager	2021
John Liew, Ph.D.	Portfolio Manager and Founding Principal of AQR	AQR Sleeve Manager	January 2024
John Huss	Portfolio Manager and Principal of AQR	AQR Sleeve Manager	May 2024
Dr. Asness is the Managing and Founding Principal of AQR. Dr. Asness cofounded AQR in 1998 and serves as its chief investment officer. He earned a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an M.B.A. and a Ph.D. in finance from the University of Chicago.
Dr. Brooks is a Principal of AQR. Dr. Brooks joined AQR in 2009 and currently serves as Co-Head of the Macro Strategies Group. He earned a B.A. in economics and mathematics from Boston College and an M.A. and a Ph.D. in economics from New York University.
Mr. Fader is a Managing Director of AQR. Mr. Fader joined AQR in 2014 and currently serves as a portfolio manager for the Global Macro strategy and a member of the discretionary macro research team. He earned a B.S. in applied mathematics-economics from Brown University.
Dr. Liew is a Founding Principal of AQR. Dr. Liew cofounded AQR in 1998 where he oversees research and portfolio management and is a member of the firm’s Executive Committee. Dr. Liew earned a B.A. in economics, and an M.B.A. and a Ph.D. in finance from the University of Chicago.
Mr. Huss is a Principal of AQR. Mr. Huss joined AQR in 2013 and currently serves as Co-Head of the Macro Strategies Group. He earned a S.B. in mathematics from the Massachusetts Institute of Technology.
The rest of the section remains the same.
SUP259_05_015_(06/24)

The information under the subsection "The Investment Manager and Subadvisers – Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for Columbia Multi Strategy Alternatives Fund with respect to AQR is hereby superseded and replaced with the following:
		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Information is as of May 31, 2023, unless otherwise noted
Multi Strategy Alternatives Fund	AQR: Jordan Brooks	10 RICs 1 PIV	$5.31 billion $56.89 million	1 PIV ($56.89 M)	None	AQR	AQR
	Jonathan Fader	1 RIC 2 PIVs	$185.76 million $941.01 million	None	None
	Clifford Asness(h)	25 RICs 18 PIVs 21 other accounts	$14.42 billion $8.82 billion $9.07 billion	14 PIVs ($6.62 B) 13 other accounts ($5.47 B)	None
	John Liew(h)	10 RICs 13 PIVs 11 other accounts	$3.18 billion $7.20 billion $4.60 billion	9 PIVs ($5.28 B) 7 other accounts ($2.69 B)	None
	John Huss(l)	29 RICs 38 PIVs 48 other accounts	$14.04 billion $17.89 billion $33.27 billion	1 RIC ($124.35 M) 25 PIVs ($11.47 B) 14 other accounts ($8.77 B)	None
*
RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**
Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(h)
The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of November 30, 2023.
(l)
The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of May 31, 2024.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

SUP259_05_015_(06/24)